UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2006

IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2006-E
(Exact name of issuing entity as specified in its charter)

IndyMac ABS, Inc.
(Exact name of depositor as specified in its charter)

IndyMac Bank, F.S.B.
(Exact name of sponsor as specified in its charter)

DELAWARE	333-134691-02	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

On December 8, 2006, a single series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2006-E (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of December 1, 2006 (the “Agreement”), among IndyMac ABS, Inc. as depositor (the “Depositor”), IndyMac Bank, F.S.B. as seller (the “Seller”) and servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee and supplemental interest trust trustee (the “Trustee”).

Upon the closing of the initial issuance of the Certificates, (i) the Depositor purchased from the Seller certain mortgage loans (the “Initial Mortgage Loans”) with an aggregate principal balance equal to $1,108,007,572 and transferred such mortgage loans to the Trustee, (ii) the Trustee deposited funds in the pre-funding accounts (the “Pre-Funding Accounts”), which were established pursuant to the Agreement, in an amount equal to $191,992,428.

On December 28, 2006, the Trustee purchased from the Depositor certain mortgage loans (the “Subsequent Mortgage Loans”) with an aggregate principal balance equal to $191,914,676 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 28, 2006, among the Depositor, the Seller and the Trustee (the “Instrument”). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Section 8 - Other Events

Item 8.01 Other Events.

Description of the Certificates and the Mortgage Pool

The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years. As of December 28, 2006, the Trust Fund consisted of Initial Mortgage Loans having an aggregate principal balance of $1,108,007,572.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 28, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

1.	Not applicable

2.	Not applicable

3.	Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No	Description
1	99.1	Subsequent Transfer Instrument, dated as of December 28, 2006, among IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company.

2	99.2	Characteristics of the Mortgage Pool as of December 28, 2006, relating to IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2006-E.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 3, 2007

INDYMAC ABS, INC.

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99.1	Subsequent Transfer Instrument	5

2	99.2	Characteristics of the Mortgage Pool as of December 28, 2006	12